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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 6, 2000
                                                          ---------------


                          SARATOGA BEVERAGE GROUP, INC.
             (Exact name of registrant as specified in its charter)


============================= ======================== ==============================
           Delaware                 33-62038NY                   14-1749554
----------------------------- ------------------------ ------------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification
      of incorporation)                                             No.)
============================= ======================== ==============================

            11 Geyser Road, Saratoga Springs, New York      12866
            -------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (518) 584-6363
                                                           --------------


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On January 6, 2000, Saratoga Beverage Group, Inc. (the "Company") issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release of Saratoga Beverage Group, Inc. dated January 6, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SARATOGA BEVERAGE GROUP, INC.
                                           (Registrant)


Dated:   January 20, 2000              By: /s/ Kim A. James
                                          --------------------------------------

                                           Kim A. James
                                           Chief Financial Officer



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                               INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------
99.1               Press Release of Saratoga Beverage Group, Inc. dated January
                   6, 2000





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